UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Act of 1934, as amended.

Date of Report (Date of earliest event reported): October 31, 2003

HARTVILLE GROUP, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-82786	94-3360099
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

7551 North Main Street , North Canton, Ohio	44720
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (330) 305-1352

(Former name or former address, if changed since last report)

Copies of all communications, including all communications sent to the agent for service, should be sent to:

Joseph I. Emas, Attorney at Law

1224 Washington Avenue

Miami Beach, Florida 33139

Telephone: 305.531.1174

Item 4. CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.

Terance L. Kelley, CPA audited the Company’s balance sheets as of December 31, 2002 and the related statements of operations, stockholders’ deficit and cash flows for the years then ended. Such financial statements accompanied the Company’s Form 10-KSB for the year ended December 31, 2002 and 2001 and were filed with the Securities and Exchange Commission. The report of Terance L. Kelley, CPA on such financial statements, did not contain an adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. On October 31, 2003 Terance L. Kelley, CPA combined with another CPA to form the accounting firm of Pollard-Kelley Auditing Services, Inc. The decision to change accountants from Terance L. Kelley, CPA to Pollard-Kelley Auditing Services, Inc., the successor to Terance L. Kelley, CPA, was approved by the board of directors. The Company subsequently engaged Pollard-Kelley Auditing Services, Inc. as the Company’s successor independent auditor.

Pollard-Kelley Auditing Services, Inc. Certified Public Accountants were appointed by the Company on October 31, 2003 to audit the Company’s financial statements for the fiscal year ended December 31, 2003. During our two most recent fiscal years and the subsequent interim period preceding their appointment as independent accountants, neither the Company nor anyone on its behalf consulted Pollard-Kelley Auditing Services, Inc. regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, nor has the Company’s provided to the Company a written report or oral advice regarding such principles or audit opinion; except that Terance L. Kelley, CPA, a named partner in Pollard-Kelley Auditing Services, Inc. served as the Company’s auditor as disclosed above.

During our two most recent fiscal years and any subsequent interim period preceding the date of dismissal, there were no disagreements between Terance L. Kelley, CPA and the Company, whether resolved or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved, would have caused them to make reference to the subject matter of the disagreement in connection with their reports.

We have provided Terance L. Kelley, CPA with a copy of the disclosure provided under this caption of this Report, and advised it to provide us with a letter addressed to the Securities and Exchange Commission as to whether it agrees or disagrees with the disclosures made herein. Terance L. Kelley, CPA’s response is filed with this Form 8-K as Exhibit 16.1 Item 304(a)(3) of Regulation S-B.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

Exhibit No.	Description
99.1	Letter from Terance L. Kelley, CPA to the Securities and Exchange Commission, dated February 13, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 19, 2004	Hartville Group, Inc.
(Registrant)

/s/ W. Russell Smith III
W. Russell Smith III, President